Exhibit 26(h) i. n. n2.

SCHEDULE A

Effective as of May 1, 2003 this Schedule A is hereby amended as follows:

ACCOUNTS POLICIES AND PORTFOLIOS

SUBJECT TO THE PARTICIPATION AGREEMENT

Name of Separate Account and Date Established by Board of Directors	Contracts Funded by Separate Account	Designated Portfolios

T. Rowe Price Equity Series, Inc.

C.M. Multi-Account A: Established August 3, 1994		• T. Rowe Price Mid-Cap Growth Portfolio
	Panorama Premier	• T. Rowe Price Blue Chip Growth

• T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Series, Inc.

	Panorama Passage	• T. Rowe Price Mid-Cap Growth Portfolio

• T. Rowe Price Blue Chip Growth

• T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Series, Inc.

	MassMutual Artistry	• T. Rowe Price Mid-Cap Growth Portfolio

• T. Rowe Price Blue Chip Growth

• T. Rowe Price Equity Income Portfolio

Panorama Plus Separate Account Established September 25, 1991	Panorama Plus	T. Rowe Price Equity Series, Inc.
• T. Rowe Price Mid-Cap Growth Portfolio

Name of Separate Account and Date Established by Board of Directors	Contracts Funded by Separate Account	Designated Portfolios

T. Rowe Price Equity Series, Inc.
C.M. Life Variable Life Separate Account I Established February 2, 1995	Survivorship Variable Universal Life II	• T. Rowe Price Mid-Cap Growth Portfolio
• T. Rowe Price Blue Chip Growth
• T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Series, Inc.
	Variable Universal Life	• T. Rowe Price Mid-Cap Growth Portfolio
• T. Rowe Price Blue Chip Growth
• T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Series, Inc.
• T. Rowe Price Mid-Cap Growth Portfolio
	Survivorship Variable Universal Life	• T. Rowe Price Blue Chip Growth
• T. Rowe Price Equity Income Portfolio

IN WITNESS WHEREOF, C.M. Life Insurance Company, T. Rowe Price Investment Services, Inc. and the undersigned Fund hereby amend this Schedule A in accordance with the Participation Agreement made and entered into as of the 1st day of June, 1998.

COMPANY:	C.M. LIFE INSURANCE COMPANY By its authorized officer

	By:	/s/ David O’Leary
	Title:	SVP
	Date:	5/30/03

FUND:	T. ROWE PRICE EQUITY SERIES, INC. By its authorized officer

	By:	/s/ Henry H. Hopkins
	Title:	Henry H. Hopkins, Vice President
	Date:	May 5, 2003

UNDERWRITER:	T. ROWE PRICE INVESTMENT SERVICES, INC. By its authorized officer

	By:	/s/ Darrell N. Braman
	Title:	Darrell N. Braman, Vice President
	Date:	May 5, 2003